PREPAID EXPENSES AND OTHER CURRENT ASSETS	6 Months Ended
Jun. 30, 2020
6. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	June 30, 2020 (Unaudited)	December 31, 2019
Other receivable (1)	$88,251	$234,710
Others prepaid expenses (2)	124,892	104,550
Subtotal	213,143	339,260
Allowance for doubtful accounts	-	-
Prepaid expenses and other current assets, net	$213,143	$339,260

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(1)

Other receivable primarily includes short-term advances to employees for business operations, which are normally expensed within three months when invoices and other supporting documents been submitted for reimbursement, and deposit as security for performance of the contract.

(2)	Other prepaid expenses include prepaid rental expense and prepaid insurance expense, which are amortized over the service periods.